Exhibit 4.1

TO BE RECORDED AND WHEN

RECORDED RETURN TO:

Hunton Andrews Kurth LLP

550 South Hope Street, Suite 2000

Los Angeles, CA 90071

Attention: Christopher W. Hasbrouck, Esq.

THIRTY-THIRD SUPPLEMENTAL INDENTURE

Dated as of February 20, 2026

SUPPLEMENT TO INDENTURE OF MORTGAGE

Dated as of June 19, 2020

PACIFIC GAS AND ELECTRIC COMPANY

ISSUER (MORTGAGOR)

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

TRUSTEE (MORTGAGEE)

EXHIBIT A FORM OF 5.200% FIRST MORTGAGE BOND DUE 2036

EXHIBIT B FORM OF 6.000% FIRST MORTGAGE BOND DUE 2056

SCHEDULE 1 MORTGAGE INDENTURE RECORDING INFORMATION

i

THIRTY-THIRD SUPPLEMENTAL INDENTURE, dated as of February 20, 2026 (this “Thirty-Third Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Company”), as Mortgagor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Trustee under the Mortgage Indenture (as hereinafter defined) and Mortgagee (the “Trustee”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “Mortgage Indenture”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.

B. Under the Mortgage Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with the provisions of the Mortgage Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

C. Pursuant to Section 3.01 of the Mortgage Indenture, the Company and the Trustee deem it advisable to enter into this Thirty-Third Supplemental Indenture for the purposes of establishing the terms of two series of Bonds.

D. The execution and delivery of this Thirty-Third Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).

E. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.

F. The Company has done all things necessary to make this Thirty-Third Supplemental Indenture a valid agreement of the Company in accordance with its terms.

NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of all Holders of the Bonds of the series established hereby, as follows:

ARTICLE I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Mortgage Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Thirty-Third Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

The following additional definitions are hereby established for purposes of this Thirty-Third Supplemental Indenture and shall have the meanings set forth in this Thirty-Third Supplemental Indenture only for purposes of this Thirty-Third Supplemental Indenture:

“2036 Bonds Par Call Date” means February 1, 2036.

“2056 Bonds Par Call Date” means November 1, 2055.

“DTC” means The Depository Trust Company.

“Electronic Means” means the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Instructions” has the meaning specified in Section 609 hereof.

“Original Issue Date” means February 20, 2026.

“Par Call Date” means (1) with respect to the 2036 Bonds, the 2036 Bonds Par Call Date and (2) with respect to the 2056 Bonds, the 2056 Bonds Par Call Date.

“Redemption Price” means (1) with respect to the 2036 Bonds, the price at which the 2036 Bonds may be redeemed pursuant to Section 208(a) or Section 208(b) hereto, as applicable, or (2) with respect to the 2056 Bonds, the price at which the 2056 Bonds may be redeemed pursuant to Section 308(a) or Section 308(b) hereto, as applicable.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date of the 2036 Bonds or the 2056 Bonds (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date for the 2036 Bonds or the 2056 Bonds on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date for the 2036 Bonds or the 2056 Bonds. If there is no United States Treasury security maturing on the applicable Par Call Date for the 2036 Bonds or 2056 Bonds but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date for the 2036 Bonds or the 2056 Bonds, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date for the 2036 Bonds or the 2056 Bonds or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

ARTICLE II

ESTABLISHMENT OF 5.200% FIRST MORTGAGE BONDS DUE 2036

SECTION 201 Establishment and Designation of the 2036 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a seventieth series of Bonds designated as the “5.200% First Mortgage Bonds due 2036” (“2036 Bonds”). The 2036 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2036 Bonds shall have identical terms as the 2036 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 202 Form of 2036 Bonds.

The 2036 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit A.

SECTION 203 Principal Amount.

The 2036 Bonds shall be issued in an initial aggregate principal amount of $1,000,000,000.

SECTION 204 Interest Rate; Stated Maturity; Minimum Denominations.

The 2036 Bonds shall bear interest at the rate of 5.200% per annum and shall have a Stated Maturity of May 1, 2036.

The 2036 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 205 No Sinking Fund.

No sinking fund is provided for any of the 2036 Bonds.

SECTION 206 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2036 Bonds. The Place of Payment of the 2036 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 207 Global Securities; Appointment of Depositary for Global Securities.

The 2036 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2036 Bonds, and the 2036 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2036 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 208 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, prior to the 2036 Bonds Par Call Date, the Company may redeem the 2036 Bonds at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2036 Bonds matured on the 2036 Bonds Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but excluding, the Redemption Date; and (2) 100% of the principal amount of the 2036 Bonds to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, on or after the 2036 Bonds Par Call Date, the Company may redeem the 2036 Bonds, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the 2036 Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2036 Bonds pursuant to this Section 208, and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2036 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to this Section 208 shall be given (i) to Holders of the 2036 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 209 Other Terms of the 2036 Bonds.

The other terms of the 2036 Bonds shall be as expressly set forth herein and in Exhibit A.

ARTICLE III

ESTABLISHMENT OF 6.000% FIRST MORTGAGE BONDS DUE 2056

SECTION 301 Establishment and Designation of the 2056 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a seventy-first series of Bonds designated as the “6.000% First Mortgage Bonds due 2056” (“2056 Bonds”). The 2056 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2056 Bonds shall have identical terms as the 2056 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 302 Form of 2056 Bonds.

The 2056 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit B.

SECTION 303 Principal Amount.

The 2056 Bonds shall be issued in an initial aggregate principal amount of $800,000,000.

SECTION 304 Interest Rate; Stated Maturity; Minimum Denominations.

The 2056 Bonds shall bear interest at the rate of 6.000% per annum and shall have a Stated Maturity of May 1, 2056.

The 2056 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 305 No Sinking Fund.

No sinking fund is provided for any of the 2056 Bonds.

SECTION 306 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2056 Bonds. The Place of Payment of the 2056 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 307 Global Securities; Appointment of Depositary for Global Securities.

The 2056 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2056 Bonds, and the 2056 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2056 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 308 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, prior to the 2056 Bonds Par Call Date, the Company may redeem the 2056 Bonds at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2056 Bonds matured on the 2056 Bonds Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but excluding, the Redemption Date; and (2) 100% of the principal amount of the 2056 Bonds to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, on or after the 2056 Bonds Par Call Date, the Company may redeem the 2056 Bonds, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the 2056 Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2056 Bonds pursuant to this Section 308, and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2056 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to this Section 308 shall be given (i) to Holders of the 2056 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 309 Other Terms of the 2056 Bonds.

The other terms of the 2056 Bonds shall be as expressly set forth herein and in Exhibit B.

ARTICLE IV

AMENDMENT, SUPPLEMENT AND WAIVER

The Trustee and the Company may not modify, amend or supplement this Thirty-Third Supplemental Indenture except as set forth in Article XIV of the Mortgage Indenture as if (a) references in Article XIV to “this Indenture” and “hereto” are deemed to include the Thirty-Third Supplemental Indenture, and (b) references to the Bonds of any series “Outstanding under this Indenture” (or similar expressions and phrases) are deemed to refer only to the Bonds of each series established hereby and no other Bonds.

ARTICLE V

COVENANTS

Each of the agreements and covenants of the Company contained in Article VII of the Mortgage Indenture shall apply to the Bonds of each series established hereby as of the Original Issue Date.

ARTICLE VI

MISCELLANEOUS

SECTION 601 Concerning the Trustee.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirty-Third Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Thirty-Third Supplemental Indenture other than as set forth in the Mortgage Indenture; and this Thirty-Third Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.

SECTION 602 Application of Thirty-Third Supplemental Indenture.

Except as provided herein, each and every term and condition contained in this Thirty-Third Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Mortgage Indenture shall apply only to the Bonds of each series established hereby and not to any other series of Bonds established under the Mortgage Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Thirty-Third Supplemental Indenture, the Mortgage Indenture shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 603 Headings.

The headings of the several Articles of this Thirty-Third Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

SECTION 604 Effective Date.

This Thirty-Third Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

SECTION 605 Counterparts.

This Thirty-Third Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed Thirty-Third Supplemental Indenture by one party to the other may be made by electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 606 Governing Law.

The laws of the State of New York shall govern this Thirty-Third Supplemental Indenture, the 2036 Bonds and the 2056 Bonds without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 607 Severability.

In case any provision in this Thirty-Third Supplemental Indenture, the 2036 Bonds and the 2056 Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 608 Incorporation by Reference.

The terms of Schedule 1 attached hereto are incorporated herein and made a part hereof by this reference.

SECTION 609 Electronic Communication.

With respect to the 2036 Bonds and the 2056 Bonds under this Thirty-Third Supplemental Indenture, the Trustee shall have the right to accept and act upon instructions (“Instructions”), given pursuant to this Thirty-Third Supplemental Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing Authorized Officers and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt thereof by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

IN WITNESS WHEREOF, the parties hereto have caused this Thirty-Third Supplemental Indenture to be duly executed as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY, as Issuer (Mortgagor)

By:	/s/ Monica Klemann
Name: Monica Klemann
Title: Senior Director, Assistant Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (Mortgagee)

By:	/s/ Letha Glover
Name: Letha Glover
Title: Vice President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	}
}
COUNTY OF ALAMEDA	}

On February 11, 2026, before me, Sylvia E. Perfetto, a notary public, personally appeared Monica Klemann, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Sylvia E. Perfetto
Signature

(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF TEXAS	}
}
COUNTY OF HARRIS	}

On February 19, 2026, before me, April Michelle Bradley, a notary public, personally appeared Letha Glover, a Vice President of The Bank of New York Mellon Trust Company, N.A. and who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ April Michelle Bradley
Signature

(Seal)

EXHIBIT A

[FORM OF 5.200% FIRST MORTGAGE BOND DUE 2036]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $1,000,000,000	ORIGINAL ISSUE DATE: February 20, 2026	INTEREST RATE: 5.200% per annum

MATURITY DATE: May 1, 2036	INTEREST PAYMENT DATES: May 1 and November 1 of each year, commencing November 1, 2026	THIS BOND IS A: [X] Global Book-Entry Bond [ ] Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

5.200% FIRST MORTGAGE BOND DUE 2036

(Fixed Rate)

No. [●]	Principal Amount: $[●]
CUSIP [●]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 5.200% First Mortgage Bond Due 2036 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at the rate of 5.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 5.200% First Mortgage Bond Due 2036 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which will be the close of business on (i) the Business Day immediately preceding such Interest Payment Date so long as all of the Bonds of this series remain in book-entry only form or (ii) the fifteenth calendar day immediately preceding such Interest Payment Date (whether or not a Business Day), if any of the Bonds of this series do not remain in book-entry only form; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or on a Redemption Date of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By
Name:
Title:

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 5.200% First Mortgage Bonds due 2036 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF 5.200% FIRST MORTGAGE BOND DUE 2036]

This 5.200% First Mortgage Bond due 2036 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds of this series.

Subject to the terms and conditions of the Mortgage Indenture, prior to the Par Call Date, the Company may redeem the Bonds of this series at its option (“Optional Redemption”), in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Bonds of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but excluding, the Redemption Date; and (2) 100% of the principal amount of the Bonds of this series to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

Subject to the terms and conditions of the Mortgage Indenture, on or after the Par Call Date, the Company may redeem the Bonds of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Par Call Date” means February 1, 2036.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the Redemption Price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the case of a partial redemption, selection of the Bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any Bond of this series is to be redeemed in part only, the notice of redemption that relates to the Bond of this series will state the portion of the principal amount of the Bond of this series to be redeemed. A new Bond of this series in a principal amount equal to the unredeemed portion of the Bond of this series will be issued in the name of the Holder of the Bond of this series upon surrender for cancellation of the original Bond of this series. For so long as the Bonds of this series are held by DTC (or another Depositary), the redemption of the Bonds of this series shall be done in accordance with the policies and procedures of the Depositary.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the

Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

[FORM OF 6.000% FIRST MORTGAGE BOND DUE 2056]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $800,000,000	ORIGINAL ISSUE DATE: February 20, 2026	INTEREST RATE: 6.000% per annum

MATURITY DATE: May 1, 2056	INTEREST PAYMENT DATES: May 1 and November 1 of each year, commencing November 1, 2026	THIS BOND IS A: [X] Global Book-Entry Bond [ ] Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

6.000% FIRST MORTGAGE BOND DUE 2056

(Fixed Rate)

No. [•]	Principal Amount: $[•]
CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 6.000% First Mortgage Bond Due 2056 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at the rate of 6.000% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 6.000% First Mortgage Bond Due 2056 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which will be the close of business on (i) the Business Day immediately preceding such Interest Payment Date so long as all of the Bonds of this series remain in book-entry only form or (ii) the fifteenth calendar day immediately preceding such Interest Payment Date (whether or not a Business Day), if any of the Bonds of this series do not remain in book-entry only form; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or on a Redemption Date of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By
Name:
Title:

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 6.000% First Mortgage Bonds due 2056 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF 6.000% FIRST MORTGAGE BOND DUE 2056]

This 6.000% First Mortgage Bond due 2056 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds of this series.

Subject to the terms and conditions of the Mortgage Indenture, prior to the Par Call Date, the Company may redeem the Bonds of this series at its option (“Optional Redemption”), in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Bonds of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but excluding, the Redemption Date; and (2) 100% of the principal amount of the Bonds of this series to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

Subject to the terms and conditions of the Mortgage Indenture, on or after the Par Call Date, the Company may redeem the Bonds of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Par Call Date” means November 1, 2055.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the Redemption Price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the case of a partial redemption, selection of the Bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any Bond of this series is to be redeemed in part only, the notice of redemption that relates to the Bond of this series will state the portion of the principal amount of the Bond of this series to be redeemed. A new Bond of this series in a principal amount equal to the unredeemed portion of the Bond of this series will be issued in the name of the Holder of the Bond of this series upon surrender for cancellation of the original Bond of this series. For so long as the Bonds of this series are held by DTC (or another Depositary), the redemption of the Bonds of this series shall be done in accordance with the policies and procedures of the Depositary.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the

Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

RECORDING INFORMATION

This Schedule 1 is hereby incorporated into and made a part of the Thirty-Third Supplemental Indenture. The Thirty-Third Supplemental Indenture (or a memorandum describing such Thirty-Third Supplemental Indenture) shall be recorded in the Official Records of the County (as defined above) in order to put third parties on record notice with respect thereto.

The Mortgage Indenture was initially recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column A below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column B below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2020 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2020 (the “2020 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column C below.

The Seventh Supplemental Indenture, dated as of November 16, 2020 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column D below.

The Eighth Supplemental Indenture, dated as of March 11, 2021 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column E below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2021 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of September 9, 2021 (the “2021 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column F below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column G below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column H below.

Sch. 1-1

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2022-A Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of March 31, 2022 (the “2022-A Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column I below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column J below.

The Sixteenth Supplemental Indenture, dated as of June 8, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column K below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2022-B Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of August 12, 2022 (the “2022-B Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column L below.

The Seventeenth Supplemental Indenture, dated as of October 4, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column M below.

The Eighteenth Supplemental Indenture, dated as of January 6, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column N below.

The Nineteenth Supplemental Indenture, dated as of March 30, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column O below.

The Twentieth Supplemental Indenture, dated as of June 5, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column P below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2023 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2023 (the “2023 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column Q below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column R below.

Sch. 1-2

The Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column S below.

The Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column T below.

The Twenty-Sixth Supplemental Indenture, dated as of January 17, 2025 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column U below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of March 4, 2025 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column V below.

The Twenty-Ninth Supplemental Indenture, dated as of June 4, 2025 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column W below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of October 2, 2025 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column X below.

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)
Alameda	Date: 7/8/2020 Instrument: 2020159002	Date: 8/19/2020 Instrument: 2020203390	—	Date: 3/8/2021 Instrument: 2021094794

Alpine	Date: 7/8/2020 Instrument: Ins.000313	Date: 8/21/2020 Instrument: 2020000409	—	Date: 2/26/2021 Instrument: 2021-000224

Amador	Date: 7/7/2020 Instrument: 2020-0005302	Date: 8/19/2020 Instrument: 2020-0006984-00	—	Date: 3/8/2021 Instrument: 20210002728

Butte	Date: 7/7/2020 Instrument: 2020-0026656	Date: 8/19/2020 Instrument: 2020-0033263	—	Date: 2/24/2021 Instrument: 2021-0008993

Calaveras	Date: 7/7/2020 Instrument: 2020-008603	Date: 8/19/2020 Instrument: 2020-011334	—	Date: 2/24/2021 Instrument: 2021-003707

Colusa	Date: 7/13/2020 Instrument: 2020-0002012	Date: 8/19/2020 Instrument: 2020-0002404	—	Date: 2/25/2021 Instrument: 2021-0000922

Contra Costa	Date: 7/10/2020 Instrument: 2020-0137967-00	Date: 8/24/2020 Instrument: 2020-0179597	—	Date: 3/8/2021 Instrument: 2021-0068856

Sch. 1-3

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)
El Dorado	Date: 7/7/2020 Instrument: 2020-0033173-00	Date: 8/19/2020 Instrument: 2020-0042892-00	—	Date: 3/4/2021 Instrument: 2021-0014976

Fresno	Date: 7/7/2020 Instrument: 2020-0084490	Date: 8/20/2020 Instrument: 2020-0108156	—	Date: 2/24/2021 Instrument: 2021-0031297

Glenn	Date: 7/8/2020 Instrument: 2020-2622	Date: 8/25/2020 Instrument: 2020-3320	—	Date: 2/25/2021 Instrument: 2021-0901

Humboldt	Date: 7/14/2020 Instrument: 2020-011590	Date: 8/24/2020 Instrument: 2020-014544	—	Date: 3/5/2021 Instrument: 2021005120

Kern	Date: 7/7/2020 Instrument: 220088046	Date: 8/19/2020 Instrument: 220113312	Date: 12/29/2020 Instrument: 220202055	Date: 2/24/2021 Instrument: 221034332

Kings	Date: 7/7/2020 Instrument: 2011843	Date: 8/21/2020 Instrument: 2015093	—	Date: 2/24/2021 Instrument: 2104019

Lake	Date: 7/7/2020 Instrument: 2020008082	Date: 8/19/2020 Instrument: 2020010193	—	Date: 2/24/2021 Instrument: 2021003293

Lassen	Date: 7/8/2020 Instrument: 2020-02654	Date: 8/20/2020 Instrument: 2020-03389	—	Date: 2/25/2021 Instrument: 2021-00982

Madera	Date: 7/7/2020 Instrument: 2020015446	Date: 8/19/2020 Instrument: 2020019584	—	Date: 3/9/2021 Instrument: 2021007361

Marin	Date: 7/7/2020 Instrument: 2020-0028741	Date: 8/19/2020 Instrument: 2020-0037600	—	Date: 2/24/2021 Instrument: 2021-0013112

Mariposa	Date: 7/7/2020 Instrument: 20202190	Date: 8/20/2020 Instrument: 20202821	—	Date: 3/4/2021 Instrument: 20211080

Mendocino	Date: 7/7/2020 Instrument: 202007917	Date: 8/19/2020 Instrument: 2020-10112	—	Date: 2/24/2021 Instrument: 2021-02892

Merced	Date: 7/7/2020 Instrument: 2020022266	Date: 8/19/2020 Instrument: 2020028493	—	Date: 2/24/2021 Instrument: 2021008602

Modoc	Date: 7/7/2020 Instrument: 20200001804	Date: 8/19/2020 Instrument: 20200002135	—	Date: 2/24/2021 Instrument: 20210000422

Monterey	Date: 7/7/2020 Instrument: 2020032685	Date: 8/19/2020 Instrument: 2020042185	—	Date: 2/24/2021 Instrument: 2021014097

Napa	Date: 7/7/2020 Instrument: 2020-0016006	Date: 8/20/2020 Instrument: 2020-0020526	—	Date: 3/4/2021 Instrument: 2021-0008728

Nevada	Date: 7/7/2020 Instrument: 20200015164	Date: 8/25/2020 Instrument: 20200020840	—	Date: 3/4/2021 Instrument: 20210007838

Placer	Date: 7/7/2020 Instrument: 2020-0067740	Date: 8/19/2020 Instrument: 2020-0087937-00	—	Date: 2/24/2021 Instrument: 2021-0026083-00

Plumas	Date: 7/9/2020 Instrument: 2020-0003422	Date: 8/20/2020 Instrument: 2020-0004742	—	Date: 3/11/2021 Instrument: 2021-0001758

Sch. 1-4

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)
Sacramento	Date: 7/7/2020 Instrument: Ins-202007071055	Date: 8/19/2020 Instrument: 202008190892	—	Date: 2/24/2021 Instrument: 202102241076

San Benito	Date: 7/7/2020 Instrument: 2020-0007874	Date: 8/19/2020 Instrument: 2020-0010072	—	Date: 3/4/2021 Instrument: 2021-0003400

San Bernardino	Date: 7/7/2020 Instrument: 2020-0226134	Date: 8/19/2020 Instrument: 2020-0294961	—	Date: 2/24/2021 Instrument: 2021-0087782

San Francisco	Date: 7/7/2020 Instrument: 2020-K949017-00	Date: 8/19/2020 Instrument: 2020006126	—	Date: 2/24/2021 Instrument: 2021036477

San Joaquin	Date: 7/7/2020 Instrument: 2020-080390	Date: 8/19/2020 Instrument: 2020-103840	—	Date: 2/24/2021 Instrument: 2021-033997

San Luis Obispo	Date: 7/7/2020 Instrument: 2020033897	Date: 8/19/2020 Instrument: 2020043805	Date: 3/5/2021 Instrument: 2021017044	Date: 3/8/2021 Instrument: 2021017458

San Mateo	Date: 7/7/2020 Instrument: 2020064008	Date: 8/21/2020 Instrument: 2020-084135	—	Date: 2/24/2021 Instrument: 2021-030961

Santa Barbara	Date: 7/13/2020 Instrument: 2020-0034969	Date: 8/19/2020 Instrument: 2020-0043690	—	Date: 2/24/2021 Instrument: 2021-0014736

Santa Clara	Date: 7/7/2020 Instrument: 24528422	Date: 8/19/2020 Instrument: 24580344	—	Date: 2/24/2021 Instrument: 24845255

Santa Cruz	Date: 7/7/2020 Instrument: 2020-0024403	Date: 8/19/2020 Instrument: 2020-0031634	—	Date: 2/24/2021 Instrument: 2021-0011369

Shasta	Date: 7/7/2020 Instrument: 2020-0021039	Date: 8/19/2020 Instrument: 2020-0027008	Date: 12/29/2020 Instrument: 2020-0047326	Date: 2/24/2021 Instrument: 2021-0007584

Sierra	Date: 7/9/2020 Instrument: 2020171226	Date: 8/20/2020 Instrument: 2020171540	—	Date: 2/25/2021 Instrument: 2020172589

Solano	Date: 7/7/2020 Instrument: Ins-202000054277	Date: 8/19/2020 Instrument: 202000069597	—	Date: 2/24/2021 Instrument: 202100021149

Sonoma	Date: 7/9/2020 Instrument: 2020055917	Date: 8/19/2020 Instrument: 2020070874	—	Date: 2/24/2021 Instrument: 2021021837

Stanislaus	Date: 7/8/2020 Instrument: 2020-0047771	Date: 8/19/2020 Instrument: 2020-0061515-00	—	Date: 2/24/2021 Instrument: 2021-0017942-00

Sutter	Date: 7/8/2020 Instrument: 2020-0009800	Date: 8/19/2020 Instrument: 2020-0012784	—	Date: 2/24/2021 Instrument: 20210003735

Tehama	Date: 7/7/2020 Instrument: 2020007674	Date: 8/19/2020 Instrument: 2020009820	—	Date: 2/24/2021 Instrument: 2021002378

Trinity	Date: 7/8/2020 Instrument: 202002224	Date: 8/20/2020 Instrument: 202002748	—	Date: 2/25/2021 Instrument: 202100581

Tulare	Date: 7/7/2020 Instrument: 2020-0039416	Date: 8/26/2020 Instrument: 2020-0049011	—	Date: 3/2/2021 Instrument: 2021-0015218

Sch. 1-5

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)
Tuolumne	Date: 7/7/2020 Instrument: 2020007628	Date: 8/19/2020 Instrument: 2020009759	—	Date: 3/2/2021 Instrument: 2021003503

Yolo	Date: 7/8/2020 Instrument: 2020-0020467	Date: 8/19/2020 Instrument: 2020-0026550	Date: 3/8/2021 Instrument: 2021-0009288	Date: 3/8/2021 Instrument: 2021-0009289

Yuba	Date: 7/8/2020 Instrument: 2020-010218	Date: 8/19/2020 Instrument: 2020-012939	—	Date: 2/24/2021 Instrument: 2021-003119

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
Alameda	Date: 06/15/2021 Instrument: 2021215933	—	Date: 09/14/2021 Instrument: 2021309420	Date: 01/26/2022 Instrument: 2022017249	—

Alpine	Date: 06/16/2021 Instrument: 2021000559	—	Date: 09/14/2021 Instrument: 2021-000769	Date: 01/24/2022 Instrument: 2022000031	—

Amador	Date: 06/15/2021 Instrument: 2021-0007084	—	Date: 09/15/2021 Instrument: 2021-0010656	Date: 01/25/2022 Instrument: 2022-0000724	—

Butte	Date: 06/17/2021 Instrument: 2021-0027732	—	Date: 09/10/2021 Instrument: 2021-0040855	Date: 01/21/2022 Instrument: 2022-0002347	—

Calaveras	Date: 06/15/2021 Instrument: 2021-011005	—	Date: 09/16/2021 Instrument: 2021-016140	Date: 01/21/2022 Instrument: 2022-001421	—

Colusa	Date: 06/17/2021 Instrument: 2021-0002508	—	Date: 09/14/2021 Instrument: 2021-0003762	Date: 01/24/2022 Instrument: 2022-0000404	—

Contra Costa	Date: 06/15/2021 Instrument: 2021-0172986	Date: 09/13/2021 Instrument: 2021-0254505	Date: 09/22/2021 Instrument: 2021-0263934	Date: 01/21/2022 Instrument: 2022-0013443

El Dorado	Date: 06/15/2021 Instrument: 2021-0039831	—	Date: 09/13/2021 Instrument: 2021-0058502	Date: 01/21/2022 Instrument: 2022-0003838	—

Fresno	Date: 06/15/2021 Instrument: 2021-0097447	—	Date: 09/13/2021 Instrument: 2021-0148962	Date: 01/24/2022 Instrument: 2022-0009356	Date: 04/06/2022 Instrument: 2022-0044515

Sch. 1-6

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
Glenn	Date: 06/23/2021 Instrument: 2021-2872	—	Date: 09/10/2021 Instrument: 2021-4123	Date: 01/24/2022 Instrument: 2022-0307	—

Humboldt	Date: 06/24/2021 Instrument: 2021-014188	—	Date: 09/15/2021 Instrument: 2021-020689	Date: 01/25/2022 Instrument: 2022-001615	—

Kern	Date: 06/15/2021 Instrument: 221112026	—	Date: 09/14/2021 Instrument: 221174492	Date: 01/21/2022 Instrument: 222010906	—

Kings	Date: 06/15/2021 Instrument: 2113322	—	Date: 09/17/2021 Instrument: 2120473	Date: 02/01/2022 Instrument: 2202147	—

Lake	Date: 06/16/2021 Instrument: 2021010225	—	Date: 09/13/2021 Instrument: 2021-015134	Date: 02/02/2022 Instrument: 2022001154	—

Lassen	Date: 06/18/2021 Instrument: 2021-03286	—	Date: 09/13/2021 Instrument: 2021-04857	Date: 01/24/2022 Instrument: 2022-00332	—

Madera	Date: 06/15/2021 Instrument: 2021019093	—	Date: 09/10/2021 Instrument: 2021028583	Date: 01/21/2022 Instrument: 2022001843	—

Marin	Date: 06/15/2021 Instrument: 2021-0039212	—	Date: 09/10/2021 Instrument: 2021-0056705	Date: 01/21/2022 Instrument: 2022-0002727	Date: 04/06/2022 Instrument: 2022-0014733

Mariposa	Date: 06/15/2021 Instrument: 20212780	—	Date: 09/23/2021 Instrument: 20214302	Date: 02/01/2022 Instrument: 20220454	—

Mendocino	Date: 06/16/2021 Instrument: 2021-09192	—	Date: 09/17/2021 Instrument: 2021-14137	Date: 01/25/2022 Instrument: 2022-01242	—

Merced	Date: 06/15/2021 Instrument: 2021026546	—	Date: 09/13/2021 Instrument: 2021040766	Date: 01/21/2022 Instrument: 2022003686	—

Modoc	Date: 06/15/2021 Instrument: 20210001695	—	Date: 09/10/2021 Instrument: 20210002777	Date: 01/21/2022 Instrument: 20220000144	—

Monterey	Date: 06/17/2021 Instrument: 2021042424	—	Date: 09/13/2021 Instrument: 2021061137	Date: 01/24/2022 Instrument: 2022003479	—

Napa	Date: 06/15/2021 Instrument: 2021-0020222	—	Date: 09/13/2021 Instrument: 2021-0029107	Date: 01/25/2022 Instrument: 2022-0001607	—

Nevada	Date: 06/15/2021 Instrument: 20210020480	—	Date: 09/13/2021 Instrument: 20210030075	Date: 01/27/22 Instrument: 20220002043	Date: 03/31/2022 Instrument: 20220007109

Sch. 1-7

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
Placer	Date: 06/15/2021 Instrument: 2021-0077769-00	—	Date: 09/10/2021 Instrument: 2021-0114356-00	Date: 01/25/2022 Instrument: 2022-0007227-00	Date: 03/31/2022 Instrument: 2022-0027849-00

Plumas	Date: 06/18/2021 Instrument: 2021-4121	Date: 09/21/2021 Instrument: 2021-0006513	Date: 09/24/2021 Instrument: 2021-0006605	Date: 01/24/2022 Instrument: 2022-0000507	—

Sacramento	Date: 06/18/2021 Instrument: 202106180534	—	Date: 09/13/2021 Instrument: 202109130797	Date: 01/21/2022 Instrument: 202201211306	—

San Benito	Date: 06/23/2021 Instrument: 2021-0009669	—	Date: 09/20/2021 Instrument: 2021-0014111	Date: 01/21/2022 Instrument: 2022-0000812	—

San Bernardino	Date: 06/15/2021 Instrument: 2021-0270300	—	Date: 09/10/2021 Instrument: 2021-0414379	Date: 01/21/2022 Instrument: 2022-0026583	—

San Francisco	Date: 06/16/2021 Instrument: 2021096597	—	Date: 09/20/2021 Instrument: 2021147122	Date: 01/28/2022 Instrument: 2022010094	—

San Joaquin	Date: 06/15/2021 Instrument: 2021-102076	—	Date: 09/10/2021 Instrument: 2021-152907	Date: 01/21/2022 Instrument: 2022-009240	—

San Luis Obispo	Date: 06/15/2021 Instrument: 2021042772	—	Date: 09/10/2021 Instrument: 2021062407	Date: 01/24/2022 Instrument: 2022003310	—

San Mateo	Date: 06/15/2021 Instrument: 2021-090929	—	Date: 09/14/2021 Instrument: 2021-132011	Date: 01/24/2022 Instrument: 2022-006389	Date: 04/07/2022 Instrument: 2022-029645

Santa Barbara	Date: 06/16/2021 Instrument: 2021-0045121	—	Date: 09/15/2021 Instrument: 2021-0065545	Date: 01/24/2022 Instrument: 2022-0004075	—

Santa Clara	Date: 06/15/2021 Instrument: 24996810	Date: 09/21/2021 Instrument: 25107264	Date: 09/22/2021 Instrument: 25109534	Date: 01/24/2022 Instrument: 25224313	Date: 04/07/2022 Instrument: 25277354

Santa Cruz	Date: 06/15/2021 Instrument: 2021-0032793	—	Date: 09/10/2021 Instrument: 2021-0046780	Date: 01/21/2022 Instrument: 2022-0002159	—

Shasta	Date: 06/15/2021 Instrument: 2021-0024897	Date: 09/20/2021 Instrument: 2021-0039149	Date: 09/22/2021 Instrument: 2021-0039480	Date: 01/21/2022 Instrument: 2022-0002199	Date: 04/06/2022 Instrument: 2022-0011169

Sierra	Date: 06/17/2021 Instrument: 2021173017	—	Date: 09/14/2021 Instrument: 2021173609	Date: 01/26/2022 Instrument: 2022174179	—

Solano	Date: 06/15/2021 Instrument: 202100064487	—	Date: 09/10/2021 Instrument: 202100095898	Date: 01/24/2022 Instrument: 202200005916	—

Sch. 1-8

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
Sonoma	Date: 06/15/2021 Instrument: 2021070076	—	Date: 09/13/2021 Instrument: 2021102595	Date: 01/24/2022 Instrument: 2022004991	—

Stanislaus	Date: 06/16/2021 Instrument: 2021-0057206	—	Date: 10/05/2021 Instrument: 2021-0093766	Date: 02/02/2022 Instrument: 2022-0007967	—

Sutter	Date: 06/17/2021 Instrument: 2021-0011236	—	Date: 09/29/2021 Instrument: 2021-0017681	Date: 01/25/2022 Instrument: 2022-0001163	—

Tehama	Date: 06/15/2021 Instrument: 2021008603	—	Date: 09/10/2021 Instrument: 2021012840	Date: 01/21/2022 Instrument: 2022000860	—

Trinity	Date: 06/17/2021 Instrument: 202101938	—	Date: 09/13/2021 Instrument: 202105327	Date: 01/24/2022 Instrument: 202200200	—

Tulare	Date: 06/15/2021 Instrument: 2021-0043754	—	Date: 09/10/2021 Instrument: 2021-0066763	Date: 02/25/2022 Instrument: 2022-0005026	—

Tuolumne	Date: 06/17/2021 Instrument: 2021009478	—	Date: 09/10/2021 Instrument: 2021014302	Date: 01/24/2022 Instrument: 2022000979	—

Yolo	Date: 06/16/2021 Instrument: 2021-0023598	—	Date: 09/10/2021 Instrument: 2021-0034493	Date: 01/24/2022 Instrument: 2022-0001936	—

Yuba	Date: 06/15/2021 Instrument: 2021-010827	—	Date: 09/10/2021 Instrument: 2021-016949	Date: 01/24/2022 Instrument: 2022-001131	—

	J	K	L	M	N
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	Recording Date & Instrument Number (Sixteenth Supplemental Indenture, dated as of June 8, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of August 12, 2022)	Recording Date & Instrument Number (Seventeenth Supplemental Indenture, dated as of October 4, 2022)	Recording Date & Instrument Number (Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Alameda	Date: 05/25/2022 Instrument: 2022100365	Date: 08/05/22 Instrument: 2022138829	—	Date: 11/16/2022 Instrument: 2022186172	Date: 3/22/2023 Instrument: 2023033135

Alpine	Date: 05/20/2022 Instrument: 2022000254	Date: 08/10/22 Instrument: 2022000389	—	Date: 11/17/2022 Instrument: 2022000569	Date: 3/15/2023 Instrument: 2023000173

Amador	Date: 05/23/2022 Instrument: 2022-0004637	Date: 08/10/22 Instrument: 2022-0006870	—	Date: 11/18/2022 Instrument: 2022-0009747	Date: 3/16/2023 Instrument: 2023-0001359

Sch. 1-9

	J	K	L	M	N
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	Recording Date & Instrument Number (Sixteenth Supplemental Indenture, dated as of June 8, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of August 12, 2022)	Recording Date & Instrument Number (Seventeenth Supplemental Indenture, dated as of October 4, 2022)	Recording Date & Instrument Number (Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Butte	Date: 05/18/2022 Instrument: 2022-0017492	Date: 08/05/22 Instrument: 2022-0026101	—	Date:11/16/2022 Instrument:2022-0036889	Date: 3/13/2023 Instrument: 2023-0007192

Calaveras	Date: 05/24/2022 Instrument: 2022-006931	Date: 08/05/22 Instrument: 2022-009868	—	Date: 11/16/2022 Instrument: 2022-013219	Date: 3/13/2023 Instrument: 2023-001718

Colusa	Date: 05/20/2022 Instrument: 2022-0001852	Date: 08/09/22 Instrument: 2022-0002621	—	Date: 11/22/2022 Instrument: 2022-0003593	Date: 3/16/2023 Instrument: 2023-0000721

Contra Costa	Date: 05/24/2022 Instrument: 2022-0087997	Date: 08/05/22 Instrument: 2022-0123193	—	Date: 11/17/2022 Instrument: 2022-0174703	Date: 3/13/2023 Instrument: 2023-0023272

El Dorado	Date: 05/18/2022 Instrument: 2022-0022236	Date: 08/05/22 Instrument: 2022-0032806	—	Date: 11/16/2022 Instrument: 2022-0043861	Date: 3/13/2023 Instrument: 2023-0006917

Fresno	Date: 05/24/2022 Instrument: 2022-0069162	Date: 08/05/22 Instrument: 2022-0099615	—	Date: 11/16/2022 Instrument: 2022-0139802	Date: 3/13/2023 Instrument: 2023-0022360

Glenn	Date: 05/18/2022 Instrument: 2022-1984	Date: 08/05/22 Instrument: 2022-3049	—	Date: 11/16/2022 Instrument: 2022-4524	Date: 3/13/2023 Instrument: 2023-0702

Humboldt	Date: 05/23/2022 Instrument: 2022-010058	Date: 08/05/22 Instrument: 2022-014652	—	Date: 11/16/2022 Instrument: 2022-019960	Date: 3/13/2023 Instrument: 2023-003116

Kern	Date: 05/24/2022 Instrument: 222082073	Date: 08/05/22 Instrument: 222121822	Date: 08/18/2022 Instrument: 222127316	Date: 11/16/2022 Instrument: 222171366	Date: 3/13/2023 Instrument: 223028449

Kings	Date: 06/03/2022 Instrument: 2022-2210786	Date: 08/10/22 Instrument: 2215025	—	Date: 11/22/2022 Instrument: 2222370	Date: 3/14/2023 Instrument: 2303989

Lake	Date: 05/20/2022 Instrument: 2022007278	Date: 08/09/22 Instrument: 2022010807	—	Date: 11/21/2022 Instrument: 2022015365	Date: 3/17/2023 Instrument: 2023003147

Lassen	Date: 05/20/2022 Instrument: 202202323	Date: 08/09/22 Instrument: 2022-03518	—	Date: 11/21/2022 Instrument: 2022-04959	Date: 3/15/2023 Instrument: 2023-00661

Madera	Date: 05/18/2022 Instrument: 2022013676	Date: 08/05/22 Instrument: 2022020642	—	Date: 11/16/2022 Instrument: 2022029180	Date: 3/13/2023 Instrument: 2023004536

Marin	Date: 05/18/2022 Instrument: 2022-0020238	Date: 08/05/22 Instrument: 2022-0028836	—	Date: 11/16/2022 Instrument: 2022-0037846	Date: 3/13/2023 Instrument: 2023-0005029

Mariposa	Date: 05/23/2022 Instrument: 20222048	Date: 08/09/22 Instrument: 20222965	—	Date: 11/18/2022 Instrument: 20223991	Date: 3/16/2023 Instrument: 20230573

Sch. 1-10

	J	K	L	M	N
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	Recording Date & Instrument Number (Sixteenth Supplemental Indenture, dated as of June 8, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of August 12, 2022)	Recording Date & Instrument Number (Seventeenth Supplemental Indenture, dated as of October 4, 2022)	Recording Date & Instrument Number (Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Mendocino	Date: 06/03/2022 Instrument: 2022-07008	Date: 08/10/22 Instrument: 2022-09549	—	Date: 11/21/2022 Instrument: 2022-12958	Date: 3/15/2023 Instrument: 2023-02020

Merced	Date: 05/18/2022 Instrument: 2022019388	Date: 08/05/22 Instrument: 2022028723	—	Date: 11/16/2022 Instrument: 2022038776	Date: 3/21/2023 Instrument: 2023006148

Modoc	Date: 05/18/2022 Instrument: 20220000978	Date: 08/05/22 Instrument: 20220001810	—	Date: 11/16/2022 Instrument: 20220003071	Date: 3/13/2023 Instrument: 20230000385

Monterey	Date: 05/25/2022 Instrument: 2022024181	Date: 08/05/22 Instrument: 2022033420	—	Date: 11/30/2022 Instrument: 2022050216	Date: 3/14/2023 Instrument: 2023007515

Napa	Date: 05/24/2022 Instrument: 2022-0010514	Date: 08/08/22 Instrument: 2022-0015081	—	Date: 11/18/2022 Instrument: 2022-0020800	Date: 3/13/2023 Instrument: 2023-0004483

Nevada	Date: 05/18/2022 Instrument: 20220010774	Date: 08/05/22 Instrument: 20220016121	—	Date: 11/16/2022 Instrument: 20220022607	Date: 3/13/2023 Instrument: 20230003143

Placer	Date: 05/18/2022 Instrument: 2022-0042292-00	Date: 08/05/22 Instrument: 2022-0062679-00	—	Date: 11/16/2022 Instrument: 2022-0085376-00	Date: 3/13/2023 Instrument: 2023-0011889-00

Plumas	Date: 05/18/2022 Instrument: 2022-0003099	Date: 08/05/22 Instrument: 2022-0004592	—	Date: 11/16/2022 Instrument: 2022-0006421	Date: 3/13/2023 Instrument: 2023-0000790

Sacramento	Date: 05/24/2022 Instrument: 202205240418	Date: 08/05/22 Instrument: 202208050870	—	Date: 11/16/2022 Instrument: 202211160487	Date: 3/28/2023 Instrument: 202303280021

San Benito	Date: 05/18/2022 Instrument: 2022-0005300	Date: 08/25/22 Instrument: 2022-0007992	—	Date: 11/16/2022 Instrument: 2022-0010013	Date: 3/14/2023 Instrument: 2023-0001557

San Bernardino	Date: 05/18/2022 Instrument: 2022-0184555	Date: 08/05/22 Instrument: 2022-0271632	—	Date: 11/16/2022 Instrument: 2022-0374949	Date: 3/13/2023 Instrument: 2023-0059546

San Francisco	Date: 05/24/2022 Instrument: 2022052240	Date: 08/22/22 Instrument: 2022079527	—	Date: 12/02/2022 Instrument: 2022108546	Date: 3/23/2023 Instrument: 2023021283

San Joaquin	Date: 05/24/2022 Instrument: 2022-065791	Date: 08/05/22 Instrument: 2022-093830	—	Date: 11/18/2022 Instrument: 2022-130609	Date: 03/21/2023 Instrument: 2023-021829

San Luis Obispo	Date: 05/18/2022 Instrument: 2022021410	Date: 08/05/22 Instrument: 2022032062	—	Date: 11/16/2022 Instrument: 2022045019	Date: 3/13/2023 Instrument: 2023006723

San Mateo	Date: 05/18/2022 Instrument: 2022-041210	Date: 08/08/22 Instrument: 2022-059330	—	Date: 11/16/2022 Instrument: 2022-079380	Date: 3/27/2023 Instrument: 2023-013468

Sch. 1-11

	J	K	L	M	N
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	Recording Date & Instrument Number (Sixteenth Supplemental Indenture, dated as of June 8, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of August 12, 2022)	Recording Date & Instrument Number (Seventeenth Supplemental Indenture, dated as of October 4, 2022)	Recording Date & Instrument Number (Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Santa Barbara	Date: 05/18/2022 Instrument: 2022-0024575	Date: 08/08/22 Instrument: 2022-0035155	—	Date: 11/16/2022 Instrument: 2022-0047931	Date: 3/21/2023 Instrument: 2023-0007944

Santa Clara	Date: 05/18/2022 Instrument: 25304880	Date: 08/08/22 Instrument: 25354494	—	Date: 11/16/2022 Instrument: 25400909	Date: 3/13/2023 Instrument: 25448609

Santa Cruz	Date: 05/18/2022 Instrument: 2022-0015672	Date: 08/05/22 Instrument: 2022-0022596	—	Date: 11/16/2022 Instrument: 2022-0030816	Date: 3/13/2023 Instrument: 2023-0004221

Shasta	Date: 05/18/2022 Instrument: 2022-0015875	Date: 08/05/22 Instrument: 2022-0023892	—	Date: 11/16/2022 Instrument: 2022-0034632	Date: 3/13/2023 Instrument: 2023-0005017

Sierra	Date: 05/20/2022 Instrument: 2022174496	Date: 08/08/22 Instrument: 2022174749	—	Date: 11/17/2022 Instrument: 2022175351	Date: 3/15/2023 Instrument: 2023176040

Solano	Date: 05/18/2022 Instrument: 202200035505	Date: 08/08/22 Instrument: 202200052559	—	Date: 11/16/2022 Instrument: 202200072976	Date: 3/13/2023 Instrument: 202300010133

Sonoma	Date: 05/18/2022 Instrument: 2022035095	Date: 08/05/22 Instrument: 2022052874	—	Date: 11/16/2022 Instrument: 2022074196	Date: 3/13/2023 Instrument: 2023010314

Stanislaus	Date: 06/13/2022 Instrument: 2022-0042714	Date: 08/11/22 Instrument: 2022-0055142	—	Date: 11/23/2022 Instrument: 2022-0075478	Date: 3/29/2023 Instrument: 2023-0013999

Sutter	Date: 05/23/2022 Instrument: 2022-0007448	Date: 08/12/22 Instrument: 2022-0011134	—	Date: 11/18/2022 Instrument: 2022-0015136	Date: 3/16/2023 Instrument: 2023-0002240

Tehama	Date: 05/18/2022 Instrument: 2022006372	Date: 08/05/22 Instrument: 2022009472	—	Date: 11/16/2022 Instrument: 2022013471	Date: 3/13/2023 Instrument: 2023001981

Trinity	Date: 05/20/2022 Instrument: 202201347	Date: 08/09/22 Instrument: 202202621	—	Date: 11/18/2022 Instrument: 202203688	Date: 3/16/2023 Instrument: 202301165

Tulare	Date: 05/18/2022 Instrument: 2022-0031627	Date: 08/08/22 Instrument: 2022-0050147	—	Date: 11/16/2022 Instrument: 2022-0070659	Date: 3/30/2023 Instrument: 2023-0014874

Tuolumne	Date: 05/18/2022 Instrument: 2022006308	Date: 08/08/22 Instrument: 2022009386	—	Date: 11/16/2022 Instrument: 2022013139	Date: 3/13/2023 Instrument: 2023001860

Yolo	Date: 05/18/2022 Instrument: 2022-0012366	Date: 08/08/22 Instrument: 2022-0018489	—	Date: 11/16/2022 Instrument: 2022-0025371	Date: 3/13/2023 Instrument: 2023-0003662

Yuba	Date: 05/18/2022 Instrument: 2022-008109	Date: 08/08/22 Instrument: 2022-012051	—	Date: 11/16/2022 Instrument: 2022-017124	Date: 3/13/2023 Instrument: 2023-002484

Sch. 1-12

	O	P	Q	R	S
County	Recording Date & Instrument Number (Nineteenth Supplemental Indenture, dated as of March 30, 2023)	Recording Date & Instrument Number (Twentieth Supplemental Indenture, dated as of June 5, 2023)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2023)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	Recording Date & Instrument Number (Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Alameda	Date: 06/05/2023 Instrument: 2023063521	Date: 08/21/2023 Instrument: 2023094821	Date: 12/18/2023 Instrument: 2023147380	Date: 01/18/2024 Instrument: 2024010299	Date: 05/03/2024 Instrument: 2024057077

Alpine	Date: 06/08/2023 Instrument: 2023000270	Date: 08/18/2023 Instrument: 2023000373	—	Date: 01/22/2024 Instrument: 2024000031	Date: 05/07/2024 Instrument: 2024000165

Amador	Date: 06/06/2023 Instrument: 2023-0003053	Date: 08/21/2023 Instrument: 2023-0004824	—	Date: 01/23/2024 Instrument: 2024-0000450	Date: 05/20/2024 Instrument: 2024-0002698

Butte	Date: 06/02/2023 Instrument: 2023-0014604	Date: 08/17/2023 Instrument: 2023-0021588	—	Date: 01/18/2024 Instrument: 2024-0002578	Date: 05/03/2024 Instrument: 2024-0012006

Calaveras	Date: 06/02/2023 Instrument: 2023-004011	Date: 08/17/2023 Instrument: 2023-006340	—	Date: 01/18/2024 Instrument: 2024-000405	Date: 05/03/2024 Instrument: 2024-003520

Colusa	Date: 06/05/2023 Instrument: 2023-0001388	Date: 08/18/2023 Instrument: 2023-0002066	—	Date: 01/23/2024 Instrument: 2024-0000213	Date: 05/06/2024 Instrument: 2024-0001084

Contra Costa	Date: 06/02/2023 Instrument: 2023-0052597	Date: 08/17/2023 Instrument: 2023-0079149	—	Date: 01/24/2024 Instrument: 2024-0007758	Date: 05/16/2024 Instrument: 2024-0045970

El Dorado	Date: 06/02/2023 Instrument: 2023-0015170	Date: 08/17/2023 Instrument: 2023-0023087	—	Date: 01/26/2024 Instrument: 2024-0001966	Date: 05/03/2024 Instrument: 2024-0012542

Fresno	Date: 06/02/2023 Instrument: 2023-0051499	Date: 08/17/2023 Instrument: 2023-0075938	—	Date: 01/18/2024 Instrument: 2024-0004193	Date: 05/03/2024 Instrument: 2024-0040106

Glenn	Date: 06/02/2023 Instrument: 2023-1625	Date: 08/17/2023 Instrument: 2023-2449	—	Date: 01/18/2024 Instrument: 2024-0149	Date: 05/03/2024 Instrument: 2024-1120

Humboldt	Date: 06/12/2023 Instrument: 2023-007527	Date: 08/17/2023 Instrument: 2023-010967	—	Date: 01/23/2024 Instrument: 2024-001013	Date: 05/15/2024 Instrument: 2024-006138

Kern	Date: 06/02/2023 Instrument: 223064355	Date: 08/17/2023 Instrument: 223098205	—	Date: 01/22/2024 Instrument: 224007837	Date: 05/03/2024 Instrument: 224051539

Kings	Date: 06/06/2023 Instrument: 2308178	Date: 08/18/2023 Instrument: 2312194	—	Date: 01/23/2024 Instrument: 2401118	Date: 05/08/2024 Instrument: 2406036

Lake	Date: 06/06/2023 Instrument: 2023006124	Date: 08/18/2023 Instrument: 2023009039	—	Date: 01/23/2024 Instrument: 2024000703	Date: 05/06/2024 Instrument: 2024004609

Lassen	Date: 06/06/2023 Instrument: 2023-01576	Date: 08/21/2023 Instrument: 2023-02503	—	Date: 01/23/2024 Instrument: 2024-00162	Date: 05/07/2024 Instrument: 2024-01261

Sch. 1-13

	O	P	Q	R	S
County	Recording Date & Instrument Number (Nineteenth Supplemental Indenture, dated as of March 30, 2023)	Recording Date & Instrument Number (Twentieth Supplemental Indenture, dated as of June 5, 2023)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2023)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	Recording Date & Instrument Number (Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Madera	Date: 06/02/2023 Instrument: 2023010320	Date: 08/17/2023 Instrument: 2023015614	—	Date: 01/18/2024 Instrument: 2024001084	Date: 05/03/2024 Instrument: 2024008802

Marin	Date: 06/02/2023 Instrument: 2023-0013933	Date: 08/17/2023 Instrument: 2023-0020499	—	Date: 01/24/2024 Instrument: 2024-0002148	Date: 05/03/2024 Instrument: 2024-0012795

Mariposa	Date: 06/07/2023 Instrument: 20231363	Date: 08/21/2023 Instrument: 20232142	—	Date: 01/29/2024 Instrument: 20240215	Date: 05/07/2024 Instrument: 20241083

Mendocino	Date: 06/06/2023 Instrument: 2023-04403	Date: 08/21/2023 Instrument: 2023-06606	—	Date: 01/29/2024 Instrument: 2024-00767	Date: 05/08/2024 Instrument: 2024-03770

Merced	Date: 06/02/2023 Instrument: 2023012316	Date: 08/17/2023 Instrument: 2023019368	—	Date: 01/18/2024 Instrument: 2024001260	Date: 05/03/2024 Instrument: 2024010008

Modoc	Date: 06/02/2023 Instrument: 20230000882	Date: 08/17/2023 Instrument: 20230001733	—	Date: 01/18/2024 Instrument: 20240000147	Date: 05/03/2024 Instrument: 20240000816

Monterey	Date: 06/12/2023 Instrument: 2023017636	Date: 08/17/2023 Instrument: 2023025534	—	Date: 01/31/2024 Instrument: 2024003352	Date: 05/03/2024 Instrument: 2024015659

Napa	Date: 06/05/2023 Instrument: 2023-0008336	Date: 08/17/2023 Instrument: 2023-0012033	—	Date: 01/22/2024 Instrument: 2024-0000843	Date: 05/17/2024 Instrument: 2024-0007033

Nevada	Date: 06/05/2023 Instrument: 20230007116	Date: 08/17/2023 Instrument: 20230011194	—	Date: 01/18/2024 Instrument: 20240001002	Date: 05/06/2024 Instrument: 20240006667

Placer	Date: 06/02/2023 Instrument: 2023-0028858-00	Date: 08/17/2023 Instrument: 2023-0043787-00	—	Date: 01/18/2024 Instrument: 2024-0002444-00	Date: 05/15/2024 Instrument: 2024-0025145-00

Plumas	Date: 06/02/2023 Instrument: 2023-0002170	Date: 08/17/2023 Instrument: 2023-0003290	—	Date: 01/18/2024 Instrument: 2024-0000151	Date: 05/15/2024 Instrument: 2024-0001804

Sacramento	Date: 06/12/2023 Instrument: 202306120260	Date: 08/17/2023 Instrument: 202308170355	Date: 12/15/2023 Instrument: 202312150887	Date: 01/18/2024 Instrument: 202401180626	Date: 05/15/2024 Instrument: 202405150402

San Benito	Date: 06/13/2023 Instrument: 2023-0003781	Date: 08/17/2023 Instrument: 2023-0005296	—	Date: 01/18/2024 Instrument: 2024-0000381	Date: 05/03/2024 Instrument: 2024-0002707

San Bernardino	Date: 06/12/2023 Instrument: 2023-0144099	Date: 08/24/2023 Instrument: 2023-0208019	—	Date: 01/25/2024 Instrument: 2024-0019469	Date: 05/15/2024 Instrument: 2024-0112790

San Francisco	Date: 06/06/2023 Instrument: 2023039990	Date: 08/21/2023 Instrument: 2023061559	—	Date: 02/05/2024 Instrument: 2024012710	Date: 05/20/2024 Instrument: 2024039636

Sch. 1-14

	O	P	Q	R	S
County	Recording Date & Instrument Number (Nineteenth Supplemental Indenture, dated as of March 30, 2023)	Recording Date & Instrument Number (Twentieth Supplemental Indenture, dated as of June 5, 2023)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2023)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	Recording Date & Instrument Number (Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
San Joaquin	Date: 06/02/2023 Instrument: 2023-043341	Date: 08/17/2023 Instrument: 2023-065168	—	Date: 01/18/2024 Instrument: 2024-004712	Date: 05/03/2024 Instrument: 2024-036976

San Luis Obispo	Date: 06/05/2023 Instrument: 2023015504	Date: 08/17/2023 Instrument: 2023024299	—	Date: 01/18/2024 Instrument: 2024001471	Date: 05/03/2024 Instrument: 2024011840

San Mateo	Date: 06/05/2023 Instrument: 2023-026373	Date: 08/17/2023 Instrument: 2023-039746	—	Date: 01/18/2024 Instrument: 2024-003045	Date: 05/15/2024 Instrument: 2024-025525

Santa Barbara	Date: 06/05/2023 Instrument: 2023-0015840	Date: 08/18/2023 Instrument: 2023-0024097	—	Date: 01/19/2024 Instrument: 2024-0001800	Date: 05/06/2024 Instrument: 2024-0013446

Santa Clara	Date: 06/05/2023 Instrument: 25483457	Date: 08/17/2023 Instrument: 25519458	—	Date: 01/18/2024 Instrument: 25587760	Date: 05/06/2024 Instrument: 25632491

Santa Cruz	Date: 06/05/2023 Instrument: 2023-0009819	Date: 08/17/2023 Instrument: 2023-0015485	—	Date: 01/18/2024 Instrument: 2024-0000987	Date: 05/06/2024 Instrument: 2024-0008307

Shasta	Date: 06/05/2023 Instrument: 2023-0011609	Date: 08/17/2023 Instrument: 2023-0017774	—	Date: 01/23/2024 Instrument: 2024-0001432	Date: 05/06/2024 Instrument: 2024-0009067

Sierra	Date: 06/05/2023 Instrument: 2023176236	Date: 08/18/2023 Instrument: 2023176564	—	Date: 01/22/2024 Instrument: 2024177251	Date: 05/06/2024 Instrument: 2024177718

Solano	Date: 06/05/2023 Instrument: 202300023593	Date: 08/17/2023 Instrument: 202300035469	—	Date: 01/18/2024 Instrument: 202400002504	Date: 05/06/2024 Instrument: 202400018873

Sonoma	Date: 06/02/2023 Instrument: 2023024786	Date: 08/17/2023 Instrument: 2023038248	—	Date: 01/18/2024 Instrument: 2024002404	Date: 05/03/2024 Instrument: 2024019183

Stanislaus	Date: 06/05/2023 Instrument: 2023-0024714	Date: 08/17/2023 Instrument: 2023-0038394	—	Date: 01/23/2024 Instrument: 2024-0002726	Date: 05/06/2024 Instrument: 2024-0020385

Sutter	Date: 06/06/2023 Instrument: 2023-0004857	Date: 08/21/2023 Instrument: 2023-007403	—	Date: 01/23/2024 Instrument: 2024-0000602	Date: 05/06/2024 Instrument: 2024-0003684

Tehama	Date: 06/02/2023 Instrument: 2023005416	Date: 08/17/2023 Instrument: 2023008121	—	Date: 01/23/2024 Instrument: 2024000649	Date: 05/06/2024 Instrument: 2024003696

Trinity	Date: 06/05/2023 Instrument: 202301828	Date: 08/18/2023 Instrument: 202302638	—	Date: 01/22/2024 Instrument: 202400098	Date: 05/06/2024 Instrument: 202401374

Tulare	Date: 06/05/2023 Instrument: 2023-0025609	Date: 08/17/2023 Instrument: 2023-0037812	—	Date: 01/18/2024 Instrument: 2024-0002855	Date: 05/06/2024 Instrument: 2024-0019471

Sch. 1-15

	O	P	Q	R	S
County	Recording Date & Instrument Number (Nineteenth Supplemental Indenture, dated as of March 30, 2023)	Recording Date & Instrument Number (Twentieth Supplemental Indenture, dated as of June 5, 2023)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2023)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	Recording Date & Instrument Number (Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Tuolumne	Date: 06/05/2023 Instrument: 2023004401	Date: 08/17/2023 Instrument: 2023006880	—	Date: 01/18/2024 Instrument: 2024000467	Date: 05/06/2024 Instrument: 2024003548

Yolo	Date: 06/05/2023 Instrument: 2023-0008748	Date: 08/17/2023 Instrument: 2023-0013671	—	Date: 01/18/2024 Instrument: 2024-0000975	Date: 05/06/2024 Instrument: 2024-0007564

Yuba	Date: 06/05/2023 Instrument: 2023-005726	Date: 08/17/2023 Instrument: 2023-008437		Date: 01/18/2024 Instrument: 2024-000574	Date: 05/06/2024 Instrument: 2024-004650

	T	U	V	W
County	Recording Date & Instrument Number (Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024)	Recording Date & Instrument Number (Twenty-Sixth Supplemental Indenture, dated as of January 17, 2025)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of March 4, 2025)	Recording Date & Instrument Number (Twenty-Ninth Supplemental Indenture, dated as of June 4, 2025)
Alameda	Date: 12/05/2024 Instrument: 2024149003	Date: 02/03/2025 Instrument: 2025015030	Date: 04/18/2025 Instrument: 2025051948	Date: 07/25/2025 Instrument: 2025093977

Alpine	Date: 12/10/2024 Instrument: 2024000585	Date: 02/03/2025 Instrument: 2025000037	Date: 04/21/2025 Instrument: 2025000132	Date: 07/29/2025 Instrument: 2025000268

Amador	Date: 12/10/2024 Instrument: 2024-0007136	Date: 02/04/2025 Instrument: 2025-0000606	Date: 04/21/2025 Instrument: 2025-0002481	Date: 07/30/2025 Instrument: 2025-0004540

Butte	Date: 12/04/2024 Instrument: 2024-0031196	Date: 02/03/2025 Instrument: 2025-0002242	Date: 04/18/2025 Instrument: 2025-0009975	Date: 07/25/2025 Instrument: 2025-0019507

Calaveras	Date: 12/04/2024 Instrument: 2024-011910	Date: 01/31/2025 Instrument: 2025-001820	Date: 04/17/2025 Instrument: 2025-004124	Date: 07/24/2025 Instrument: 2025-007531

Colusa	Date: 12/09/2024 Instrument: 2024-0003117	Date: 02/04/2025 Instrument: 2025-0000265	Date: 04/21/2025 Instrument: 2025-0000917	Date: 07/28/2025 Instrument: 2025-0001754

Contra Costa	Date: 12/11/2024 Instrument: 2024-0132635	Date: 02/05/2025 Instrument: 2025-0011021	Date: 04/17/2025 Instrument: 2025-0037150	Date: 07/28/2025 Instrument: 2025-0075561

El Dorado	Date: 12/04/2024 Instrument: 2024-0035587	Date: 02/03/2025 Instrument: 2025-0002555	Date: 04/23/2025 Instrument: 2025-0010904	Date: 07/24/2025 Instrument: 2025-0021057

Fresno	Date: 12/04/2024 Instrument: 2024-0111858	Date: 01/31/2025 Instrument: 2025-0009442	Date: 04/23/2025 Instrument: 2025-0039390	Date: 08/12/2025 Instrument: 2025-0076411

Glenn	Date: 12/04/2024 Instrument: 2024-3660	Date: 02/05/2025 Instrument: 2025-0492	Date: 04/17/2025 Instrument: 2025-1348	Date: 07/24/2025 Instrument: 2025-2392

Humboldt	Date: 12/04/2024 Instrument: 2024-017868	Date: 02/03/2025 Instrument: 2025-001194	Date: 04/18/2025 Instrument: 2025-004716	Date: 07/25/2025 Instrument: 2025-009838

Kern	Date: 12/05/2024 Instrument: 224150310	Date: 02/05/2025 Instrument: 225012663	Date: 04/18/2025 Instrument: 225042665	Date: 07/25/2025 Instrument: 225084448

Sch. 1-16

	T	U	V	W
County	Recording Date & Instrument Number (Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024)	Recording Date & Instrument Number (Twenty-Sixth Supplemental Indenture, dated as of January 17, 2025)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of March 4, 2025)	Recording Date & Instrument Number (Twenty-Ninth Supplemental Indenture, dated as of June 4, 2025)
Kings	Date: 12/10/2024 Instrument: 2418367	Date: 02/03/2025 Instrument: 2501391	Date: 04/22/2025 Instrument: 2505124	Date: 07/25/2025 Instrument: 2510126

Lake	Date: 12/10/2024 Instrument: 2024013300	Date: 02/05/2025 Instrument: 2025001044	Date: 04/22/2025 Instrument: 2025003726	Date: 07/25/2025 Instrument: 2025007191

Lassen	Date: 12/09/2024 Instrument: 2024-03700	Date: 02/05/2025 Instrument: 2025-00333	Date: 04/21/2025 Instrument: 2025-01082	Date: 07/29/2025 Instrument: 2025-02332

Madera	Date: 12/04/2024 Instrument: 2024026286	Date: 01/31/2025 Instrument: 2025001978	Date: 04/17/2025 Instrument: 2025008040	Date: 07/25/2025 Instrument: 2025015341

Marin	Date: 12/05/2024 Instrument: 2024-0031964	Date: 02/03/2025 Instrument: 2025-0002781	Date: 04/24/2025 Instrument: 2025-0010981	Date: 07/25/2025 Instrument: 2025-0019602

Mariposa	Date: 12/10/2024 Instrument: 20243223	Date: 02/04/2025 Instrument: 20250295	Date: 04/21/2025 Instrument: 20250944	Date: 07/29/2025 Instrument: 20251869

Mendocino	Date: 12/10/2024 Instrument: 2024-10519	Date: 02/20/2025 Instrument: 2025-01423	Date: 05/22/2025 Instrument: 2025-04275	Date: 07/29/2025 Instrument: 2025-06345

Merced	Date: 12/05/2024 Instrument: 2024028921	Date: 02/03/2025 Instrument: 2025004455	Date: 04/18/2025 Instrument: 2025010942	Date: 07/25/2025 Instrument: 2025020090

Modoc	Date: 12/04/2024 Instrument: 20240002970	Date: 02/03/2025 Instrument: 20250000161	Date: 04/18/2025 Instrument: 20250000650	Date: 07/25/2025 Instrument: 20250001640

Monterey	Date: 12/05/2024 Instrument: 2024047455	Date: 02/03/2025 Instrument: 2025003528	Date: 04/23/2025 Instrument: 2025012798	Date: 07/25/2025 Instrument: 2025024237

Napa	Date: 12/05/2024 Instrument: 2024-0017862	Date: 02/03/2025 Instrument: 2025-0001537	Date: 04/18/2025 Instrument: 2025-0005370	Date: 07/25/2025 Instrument: 2025-0010146

Nevada	Date: 12/05/2024 Instrument: 20240019105	Date: 02/03/2025 Instrument: 20250001376	Date: 04/23/2025 Instrument: 20250006277	Date: 07/25/2025 Instrument: 20250011455

Placer	Date: 12/05/2024 Instrument: 2024-0066158-00	Date: 02/03/2025 Instrument: 2025-0005581-00	Date: 04/18/2025 Instrument: 2025-0020991-00	Date: 07/25/2025 Instrument: 2025-0039696-00

Plumas	Date: 12/05/2024 Instrument: 2024-0005508	Date: 02/03/2025 Instrument: 2025-0000373	Date: 04/18/2025 Instrument: 2025-0001761	Date: 07/25/2025 Instrument: 2025-0003241

Sacramento	Date: 12/11/2024 Instrument: 202412110586	Date: 02/03/2025 Instrument: 202502030293	Date: 05/06/2025 Instrument: 202505060583	Date: 07/29/2025 Instrument: 202507290004

San Benito	Date: 12/05/2024 Instrument: 2024-0008146	Date: 02/03/2025 Instrument: 2025-0000628	Date: 04/17/2025 Instrument: 2025-0002335	Date: 07/28/2025 Instrument: 2025-0004621

San Bernardino	Date: 12/05/2024 Instrument: 2024-0289456	Date: 02/05/2025 Instrument: 2025-0024340	Date: 05/06/2025 Instrument: 2025-0102817	Date: 07/29/2025 Instrument: 2025-0178755

San Francisco	Date: 12/20/2024 Instrument: 2024098442	Date: 02/20/2025 Instrument: 2025013293	Date: 04/25/2025 Instrument: 2025031293	Date: 08/07/2025 Instrument: 2025065032

San Joaquin	Date: 12/05/2024 Instrument: 2024-106616	Date: 02/03/2025 Instrument: 2025-008214	Date: 04/18/2025 Instrument: 2025-031921	Date: 07/24/2025 Instrument: 2025-062046

San Luis Obispo	Date: 12/05/2024 Instrument: 2024035769	Date: 02/03/2025 Instrument: 2025002748	Date: 04/18/2025 Instrument: 2025010893	Date: 07/25/2025 Instrument: 2025021572

Sch. 1-17

	T	U	V	W
County	Recording Date & Instrument Number (Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024)	Recording Date & Instrument Number (Twenty-Sixth Supplemental Indenture, dated as of January 17, 2025)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of March 4, 2025)	Recording Date & Instrument Number (Twenty-Ninth Supplemental Indenture, dated as of June 4, 2025)
San Mateo	Date: 12/05/2024 Instrument: 2024-065534	Date: 02/07/2025 Instrument: 2025-005530	Date: 04/18/2025 Instrument: 2025-018792	Date: 07/25/2025 Instrument: 2025-038099

Santa Barbara	Date: 12/05/2024 Instrument: 2024-0036296	Date: 02/04/2025 Instrument: 2025-0003129	Date: 04/18/2025 Instrument: 2025-0011457	Date: 07/28/2025 Instrument: 2025-0022631

Santa Clara	Date: 12/05/2024 Instrument: 25738920	Date: 02/03/2025 Instrument: 25761012	Date: 04/18/2025 Instrument: 25794001	Date: 07/25/2025 Instrument: 25844771

Santa Cruz	Date: 12/05/2024 Instrument: 2024-0024017	Date: 02/03/2025 Instrument: 2025-0001896	Date: 04/18/2025 Instrument: 2025-0007991	Date: 07/25/2025 Instrument: 2025-0015435

Shasta	Date: 12/05/2024 Instrument: 2024-0027656	Date: 02/03/2025 Instrument: 2025-0002123	Date: 04/18/2025 Instrument: 2025-0007836	Date: 07/25/2025 Instrument: 2025-0015815

Sierra	Date: 12/10/2024 Instrument: 2024178542	Date: 02/03/2025 Instrument: 2025178708	Date: 04/21/2025 Instrument: 2025178844	Date: 07/28/2025 Instrument: 2025179099

Solano	Date: 12/05/2024 Instrument: 202400055983	Date: 02/03/2025 Instrument: 202500004350	Date: 04/18/2025 Instrument: 202500017246	Date: 07/25/2025 Instrument: 202500033557

Sonoma	Date: 12/05/2024 Instrument: 2024059924	Date: 02/03/2025 Instrument: 2025004713	Date: 04/18/2025 Instrument: 2025017233	Date: 07/24/2025 Instrument: 2025034644

Stanislaus	Date: 12/05/2024 Instrument: 2024-0058643	Date: 02/03/2025 Instrument: 2025-0004338	Date: 04/18/2025 Instrument: 2025-0018805	Date: 07/25/2025 Instrument: 2025-0036350

Sutter	Date: 12/05/2024 Instrument: 2024-0010667	Date: 02/07/2025 Instrument: 2025-0001093	Date: 05/07/2025 Instrument: 2025-0003923	Date: 07/29/2025 Instrument: 2025-0006533

Tehama	Date: 12/05/2024 Instrument: 2024011389	Date: 02/03/2025 Instrument: 2025000816	Date: 04/18/2025 Instrument: 2025002909	Date: 07/25/2025 Instrument: 2025006856

Trinity	Date: 12/10/2024 Instrument: 202403604	Date: 02/04/2025 Instrument: 202500306	Date: 04/21/2025 Instrument: 202501045	Date: 07/28/2025 Instrument: 202501834

Tulare	Date: 12/05/2024 Instrument: 2024-0060928	Date: 02/03/2025 Instrument: 2025-0004636	Date: 04/18/2025 Instrument: 2025-0017432	Date: 07/25/2025 Instrument: 2025-0035664

Tuolumne	Date: 12/05/2024 Instrument: 2024-010857	Date: 02/03/2025 Instrument: 2025-000974	Date: 04/18/2025 Instrument: 2025-003433	Date: 07/25/2025 Instrument: 2025-006392

Yolo	Date: 12/05/2024 Instrument: 2024-0021928	Date: 02/03/2025 Instrument: 2025-0001620	Date: 04/18/2025 Instrument: 2025-0006155	Date: 07/25/2025 Instrument: 2025-0012200

Yuba	Date: 12/05/2024 Instrument: 2024-013308	Date: 02/03/2025 Instrument: 2025-001219	Date: 04/18/2025 Instrument: 2025-004197	Date: 07/25/2025 Instrument: 2025-008209

Sch. 1-18

X
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of October 2, 2025)
Alameda	Date: 11/07/2025 Instrument: 2025140935

Alpine	Date: 11/12/2025 Instrument: 2025000497

Amador	Date: 11/12/2025 Instrument: 2025-0006794

Butte	Date: 11/07/2025 Instrument: 2025-0029893

Calaveras	Date: 11/06/2025 Instrument: 2025-011406

Colusa	Date: 11/10/2025 Instrument: 2025-0002651

Contra Costa	Date: 11/13/2025 Instrument: 2025-0127591

El Dorado	Date: 11/06/2025 Instrument: 2025-0031967

Fresno	Date: 11/06/2025 Instrument: 2025-0108396

Glenn	Date: 11/12/2025 Instrument: 2025-3533

Humboldt	Date: 11/07/2025 Instrument: 2025-014985

Kern	Date: 11/07/2025 Instrument: 225135953

Kings	Date: 11/07/2025 Instrument: 2516347

Lake	Date: 11/07/2025 Instrument: 2025011582

Lassen	Date: 11/10/2025 Instrument: 2025-03529

Madera	Date: 11/06/2025 Instrument: 2025023808

Marin	Date: 11/13/2025 Instrument: 2025-0029245

Mariposa	Date: 11/13/2025 Instrument: 20252926

Mendocino	Date: 01/07/2026 Instrument: 2026-00121

Merced	Date: 11/07/2025 Instrument: 2025032189

Sch. 1-19

X
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of October 2, 2025)
Modoc	Date: 11/07/2025 Instrument: 2025000267 4

Monterey	Date: 11/07/2025 Instrument: 2025041711

Napa	Date: 11/07/2025 Instrument: 2025-0016503

Nevada	Date: 11/07/2025 Instrument: 20250017522

Placer	Date: 11/07/2025 Instrument: 2025-0062777-00

Plumas	Date: 11/06/2025 Instrument: 2025-0005162

Sacramento	Date: 11/13/2025 Instrument: 202511130829

San Benito	Date: 11/06/2025 Instrument: 2025-0006999

San Bernardino	Date: 11/13/2025 Instrument: 2025-0278436

San Francisco	Date: 11/21/2025 Instrument: 2025098248

San Joaquin	Date: 11/07/2025 Instrument: 2025-095635

San Luis Obispo	Date: 11/07/2025 Instrument: 2025034293

San Mateo	Date: 11/07/2025 Instrument: 2025-059818

Santa Barbara	Date: 12/03/2025 Instrument: 2025-0037784

Santa Clara	Date: 11/07/2025 Instrument: 25897208

Santa Cruz	Date: 11/07/2025 Instrument: 2025-0023933

Shasta	Date: 11/07/2025 Instrument: 2025-0025567

Sierra	Date: 11/10/2025 Instrument: 2025179942

Solano	Date: 11/07/2025 Instrument: 202500053282

Sonoma	Date: 11/07/2025 Instrument: 2025057222

Sch. 1-20

X
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of October 2, 2025)
Stanislaus	Date: 11/07/2025 Instrument: 2025-0055598

Sutter	Date: 11/07/2025 Instrument: 2025-0009753

Tehama	Date: 11/07/2025 Instrument: 2025010626

Trinity	Date: 11/12/2025 Instrument: 202502726

Tulare	Date: 11/07/2025 Instrument: 2025-0058698

Tuolumne	Date: 11/07/2025 Instrument: 2025-010071

Yolo	Date: 11/07/2025 Instrument: 2025-0019685

Yuba	Date: 11/07/2025 Instrument: 2025-012553

Sch. 1-21